UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 10, 2015

Date of Report (Date of earliest event reported)

SHUTTERFLY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33031	94-3330068
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2800 Bridge Parkway, Redwood City, CA	94065
(Address of principal executive offices)	(Zip Code)

(650) 610-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 10, 2015, Daniel McCormick informed Jeffrey Housenbold, Chief Executive Officer, President and member of the Board of Shutterfly (the “Company”) of his decision to resign from his role as Senior Vice President and Chief Operating Officer of the Company and as an employee of the Company, effective February 19, 2016 (the “Service Completion Date”).

A copy of Mr. McCormick’s letter of resignation addressed to Mr. Housenbold is attached as Exhibit 99.1 to this report.

Mr. McCormick intends to remain in his current role full-time until the Service Completion Date to facilitate the transition of his duties. To provide for this transition, Mr. McCormick and the Company entered into Amendment Number 3 to Offer Letter (“Amendment 3 to Offer Letter”) dated December 10, 2015, amending Mr. McCormick’s Offer Letter dated March 21, 2005, as previously amended effective December 26, 2008 and February 16, 2012.

Under the terms of Amendment 3 to Offer Letter, if Mr. McCormick continues to be employed as Senior Vice President and Chief Operating Officer through the Service Completion Date he will receive the following, so long as he executes a mutual release of claims:

•	a lump-sum cash payment equivalent to two hundred thousand dollars ($200,000);
•	any unpaid base salary through the Service Completion Date;
•	his annual bonus for 2015 if not previously paid; and
•	reasonable business expenses incurred prior to the Service Completion date.

If Mr. McCormick is terminated by the Company without “Cause” or if Mr. McCormick terminates his employment for “Good Reason” (as each is defined in Amendment 3 to Offer Letter) before the Service Completion Date, he will receive the same 6 months of salary as severance, bonus for 2015 and equity vesting to which he would have otherwise been entitled to receive under the Offer Letter prior to the execution of Amendment Number 3 to Offer Letter as if he remained employed through February 19, 2016.

A copy of Amendment Number 3 to Offer Letter is attached as Exhibit 99.2 to this report.

(e)

The information set forth above under Item 5.02(b) is hereby incorporated by referenced into this Item 5.02(e).

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Item 9.01 Exhibits.

(d) Exhibits.

Number	Description

99.1	Letter of Resignation, dated December 10, 2015.

99.2	Amendment Number 3 to Offer Letter, dated December 10, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERFLY, INC.

Date: December 10, 2015	By:	/s/ Jeffrey T. Housenbold
	Name	: Jeffrey T. Housenbold
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Number	Description

99.1	Letter of Resignation, dated December 10, 2015.

99.2	Amendment Number 3 to Offer Letter, dated December 10, 2015.

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